CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 229 to Registration Statement No. 033-42484 and Amendment No. 230 to Registration statement No. 811-06400 on Form N-1A of our report dated December 24, 2013, relating to the financial statements and financial highlights of Acadian Emerging Markets Debt Fund and Acadian Emerging Markets Portfolio, each a series of The Advisors' Inner Circle Fund (the "Trust"), appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2013, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
February 28, 2014

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 229 to Registration Statement No. 033-42484 and Amendment No. 230 to Registration statement No.811-06400 on Form N-1A of our report dated December 24, 2013, relating to the financial statements and financial highlights of Cornerstone Advisors Global Public Equity Fund, Cornerstone Advisors Income Opportunities Fund, Cornerstone Advisors Public Alternatives Fund, and Cornerstone Advisors Real Assets Fund, each a series of The Advisors' Inner Circle Fund (the "Trust"), appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2013, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
February 28, 2014

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 229 to Registration Statement No. 033-42484 and Amendment No. 230 to Registration statement No.811-06400 on Form N-1A of our report dated December 24, 2013, relating to the financial statements and financial highlights of ICM Small Company Portfolio, a series of The Advisors' Inner Circle Fund (the "Trust"), appearing in the Annual Report on Form N-CSR of the Trust for the year ended October 31, 2013, and to the references to us under the headings "Financial Highlights" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information, which are part of such Registration Statement.

/s/ Deloitte & Touche LLP
Philadelphia, Pennsylvania
February 28, 2014